UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2006

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01            Other Events.

On October 18, 2006, XETA Technologies, Inc. issued a press release reporting that Scott Davis, a former Nortel executive, joined the Company as an Executive Director of Sales with responsibility over the Company’s Nortel and Managed Services lines of business.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

                    (d)               Exhibits.

                                         99.1             Press release issued by XETA Technologies, Inc. dated October 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: October 18, 2006	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 18, 2006 entitled “Nortel Executive Joins XETA Technologies Leadership Team”.